Exhibit 99.1

XCF Global and Continual Renewable Ventures Announce Memorandum of Understanding
to Launch New Rise Australia, a SAF and HVO Platform Powered by XCF

●	Parties negotiating terms of definitive agreement
●	Agreement intended to launch New Rise Australia as a SAF and HVO platform driven by XCF’s patent-pending site design and configuration
●	Agreement expected to include equity stake, license fees, and exclusive rights to the Australian market
●	Intended partnership in line with announced strategy regarding international expansion

Houston, Texas and South Perth, Western Australia, June 26, 2025 – XCF Global, Inc. (“XCF”) (Nasdaq: SAFX), a key player in decarbonizing the aviation industry through Synthetic Aviation Fuel (“SAF”), and Continual Renewable Ventures Pty. Ltd. (“Continual”), an Australian-based company with a focus on advancing SAF and hydrotreated vegetable oil (“HVO”), also known as renewable diesel, today announced the signing of a non-binding Memorandum of Understanding (“MOU”) that seeks to launch New Rise Australia Pty. Ltd. (“New Rise AU”), a venture dedicated to the development and commercialization of synthetic aviation fuel projects across Australia.

New Rise AU is expected to operate under a licensing agreement that leverages XCF’s integrated SAF platform – including patent-pending site design, configuration, and layout that shortens development timelines and improves capital efficiency. Designed for rapid deployment and scalable growth, the first Australian facility is expected to follow the blueprint of XCF’s New Rise Reno facility.

“This partnership underscores the strength of XCF’s platform and validates our unique, capital-efficient approach to facility development. Our patent-pending site design and modular configuration give ventures like New Rise AU a strategic head start in high-demand markets,” said Mihir Dange, Chief Executive Officer and Board Chair of XCF Global. “The Australian market is primed for SAF growth, with strong regulatory support, rising demand from the aviation sector, and a focus on cutting emissions. We’re excited to bring our blueprint to the region and proud to work alongside a team that shares our ambition to accelerate the clean energy transition.”

Renzo Petersen, Director of Continual, added: “We chose XCF because of their innovative approach to SAF and HVO facility design, which enables faster, more efficient deployment at scale. This partnership gives us a head start in building Australia’s next-generation SAF and HVO infrastructure. We’re proud to collaborate with XCF to bring SAF and HVO solutions to Australia. Together, we’re laying the foundation for a scalable, commercially viable platform that supports Australia’s decarbonization goals and positions New Rise AU as a regional leader in sustainable fuel.”

Today’s announcement marks a key milestone in XCF’s international expansion strategy and builds on the company’s momentum following the recent commissioning of its New Rise Reno facility in Reno, Nevada and listing on the Nasdaq Capital Market.

Definitive agreements are expected to be completed in the coming months, with legal, technical, and commercial diligence already underway. However, there can be no assurance that the parties will enter into definitive agreements in a timely manner or at all, or, if definitive agreements are reached, that the terms will be consistent with the terms outlined in the MOU.

About XCF Global, Inc.

XCF Global, Inc. is a pioneering synthetic aviation fuel company dedicated to accelerating the aviation industry’s transition to net-zero emissions. XCF is developing and operating state-of-the-art clean fuel SAF production facilities engineered to the highest levels of compliance, reliability, and quality. The company is actively building partnerships across the energy and transportation sectors to accelerate the adoption of SAF on a global scale. XCF is currently listed on the Nasdaq Capital Market and trades under the ticker, SAFX.  To learn more, visit www.xcf.global.

About Continual Renewable Ventures Pty. Ltd.

Continual Renewable Ventures Pty. Ltd. is an Australian-based company committed to building the infrastructure required to support the long-term decarbonization of the transportation industry in Australia. With a focus on advancing SAF and HVO projects, the company brings together an experienced team of seasoned entrepreneurs, engineers, and Indigenous business leaders who are united by a shared commitment to innovation, sustainability, and economic development.

Forward Looking Statements

This Press Release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. These forward-looking statements, including, without limitation, statements regarding XCF Global’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, estimates and forecasts of other financial and performance metrics, and projections of market opportunity and market share, are subject to risks and uncertainties, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by XCF Global and its management, are inherently uncertain and subject to material change. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) changes in domestic and foreign business, market, financial, political, and legal conditions; (2) unexpected increases in XCF Global’s expenses resulting from potential inflationary pressures and rising interest rates, including manufacturing and operating expenses and interest expenses; (3) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any agreements with regard to XCF Global’s offtake arrangements; (4) the outcome of any legal proceedings that may be instituted against the parties to the Business Combination Agreement or others; (5) XCF Global’s ability to meet Nasdaq’s continued listing standards; (6) XCF Global’s ability to integrate the operations of New Rise and implement its business plan on its anticipated timeline; (7) XCF Global’s ability to raise financing in the future and the terms of any such financing; (8) New Rise’s ability to produce the anticipated quantities of SAF without interruption or material changes to the SAF production process; (9) XCF Global’s ability to resolve current disputes between New Rise and its landlord with respect to the ground lease for the New Rise Reno facility; (10) XCF Global’s ability to resolve current disputes between New Rise and its primary lender with respect to loans outstanding that were used in the development of the New Rise Reno facility; (11) costs related to the Business Combination and the New Rise acquisitions; (12) the risk of disruption to the current plans and operations of XCF Global as a result of the consummation of the Business Combination; (13) XCF Global’s ability to recognize the anticipated benefits of the Business Combination and the New Rise acquisitions, which may be affected by, among other things, competition, the ability of XCF Global to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (14) changes in applicable laws or regulations; (15) risks related to extensive regulation, compliance obligations and rigorous enforcement by federal, state, and non-U.S. governmental authorities; (16) the possibility that XCF Global may be adversely affected by other economic, business, and/or competitive factors; (17) the availability of tax credits and other federal, state or local government support; (18) risks relating to XCF Global’s and New Rise’s key intellectual property rights; (19) the risk that XCF Global’s reporting and compliance obligations as a publicly-traded company divert management resources from business operations; (20) the effects of increased costs associated with operating as a public company; and (21) various factors beyond management’s control, including general economic conditions and other risks, uncertainties and factors set forth in XCF Global’s filings with the Securities and Exchange Commission (“SEC”), including the final proxy statement/prospectus relating to the Business Combination filed with the SEC on February 6, 2025, this Press Release and other filings XCF Global makes with the SEC in the future. If any of the risks actually occur, either alone or in combination with other events or circumstances, or XCF Global’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that XCF Global does not presently know or that it currently believes are not material that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect XCF Global’s expectations, plans or forecasts of future events and views as of the date of this Press Release. These forward-looking statements should not be relied upon as representing XCF Global’s assessments as of any date subsequent to the date of this Press Release. Accordingly, undue reliance should not be placed upon the forward-looking statements. While XCF Global may elect to update these forward-looking statements at some point in the future, XCF Global specifically disclaims any obligation to do so.

Contacts

XCF Global, Inc.:
Chris Santa Cruz
invest@xcf.global

For Media:
Fatema Bhabrawala
fbhabrawala@allianceadvisors.com